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                                                                    EXHIBIT 10.4



                            FORM OF VOTING AGREEMENT


        VOTING AGREEMENT, dated as of April 29, 1999 (this "Agreement"), between BOX HILL SYSTEMS CORP., a New York corporation ("Parent"), and _________________ (the "Holder").

                                   WITNESSETH:

        WHEREAS, Parent, BH ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and ARTECON, INC., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger to be dated as of the date hereof (the "Merger Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement), pursuant to which Purchaser will be merged with and into the Company (the "Merger"), and each outstanding share of Company Common Stock and Company Preferred Stock (collectively, the "Company Capital Stock") will be converted into Parent Common Stock as described in the Merger Agreement; and

        WHEREAS, the Holder, individually or as trustee or custodian, is the beneficial owner of the number and class of shares of Company Capital Stock (including rights to acquire Company Capital Stock) set forth opposite the Holder's name on Schedule I to this Agreement (such shares, along with all other shares of capital stock of the Company acquired by Holder subsequent to the date hereof, are referred to herein as the "Subject Shares"); and

        WHEREAS, as a condition of its entering into the Merger Agreement, Parent has requested that the Holder agree, and the Holder has agreed, among other things, (i) to vote the Subject Shares and to grant Parent an irrevocable proxy to vote the Subject Shares with respect to the Merger Agreement and the Merger and (ii) to make certain payments to Parent, upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual representations, agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


        Section 1. Agreement to Vote Shares. (a) Holder agrees that, prior to the Expiration Date (as defined in Section 7), at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting, in which in either case the Merger Agreement and/or the Merger are being considered or voted on, the Holder shall cause the Subject Shares to be voted in favor of the approval and adoption of the Merger Agreement and approval of the Merger and in favor of any matter that could reasonably be expected to facilitate the Merger. Prior to the Expiration Date, the Holder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the preceding sentence. The Holder may vote the Subject Shares on all other matters.


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               (b) No person executing this Agreement who is or becomes during the term hereof a director of the Company, or any successor thereof, makes any agreement or understanding herein in his or her capacity as such director. The Holder signs solely in his or her capacity as the owner of the Subject Shares.

        Section 2. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Holder is delivering to Parent a proxy with respect to the Subject Shares in the form attached hereto as Exhibit A, which shall be irrevocable to the full extent permitted by law.

        Section 3. No Solicitation. Except as set forth in the next sentence of this Section 4, Holder covenants and agrees that, during the period commencing on the date of this Voting Agreement and ending on the Expiration Date, Holder shall not directly or indirectly, and shall not authorize or permit any Affiliate of such Holder, directly or indirectly, to (a) solicit, initiate or encourage (including by way of furnishing non-public information) the submission or making or announcement of any Company Acquisition Transaction, (b) take any other action to facilitate any inquiries or the making of any proposal to effect a Company Acquisition Transaction, (c) approve, endorse or recommend any Company Acquisition Transaction, (d) enter into any letter of intent or similar document or any contract or other agreement contemplating or otherwise relating to any Company Acquisition Transaction, (e) enter into discussions or negotiate with any Person regarding a Company Acquisition Transaction, or (f) or authorize or permit any of the Affiliates of Holder to take any such actions set forth in clauses (a) through (e) above. The foregoing provisions shall not prevent Holder from acting in accordance with Holder's fiduciary duties as a director or officer of the Company, provided Holder complies with the provisions of Section
5.3 of the Merger Agreement. Holder shall immediately cease any existing discussions with any Person that relate to any Company Acquisition Transaction.

        Section 4. Representations and Warranties of the Holder. The Holder hereby represents and warrants to Parent that:

               (a) this Agreement has been duly executed and delivered by the Holder and is the legal, valid and binding obligation of the Holder;

               (b) no consent of any Governmental Entity, beneficiary, co-trustee or other Person is necessary for the execution, delivery and performance of this Agreement by the Holder;

               (c) the Holder owns the Subject Shares free and clear of any Lien other than this Agreement and does not own, directly or indirectly, any other shares of Company Capital Stock or any option, warrant or other right to acquire any shares of Company Capital Stock, other than those set forth on Schedule I;

               (d) the Holder has the present power and right to vote all of the Subject Shares; and


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               (e) except as provided herein, the Holder has not (i) granted any power-of-attorney or other authorization or interest with respect to any of the Subject Shares, (ii) deposited any of the Subject Shares into a voting trust, or (iii) entered into any voting agreement or other arrangement with respect to any of the Subject Shares.

        Section 5. Representations and Warranties of Parent. Parent hereby represents and warrants to the Holder that:

               (a) this Agreement has been duly executed and delivered by Parent, and is the legal, valid and binding obligation of Parent; and

               (b) no consent of any Governmental Entity, beneficiary, co-trustee or other Person is necessary for the execution, delivery and performance of this Agreement by Parent.

        Section 6. Covenants of the Holder. The Holder hereby agrees and covenants that:

               (a) during the period between the date hereof and the Expiration Date, any shares of capital stock of the Company (including, without limitation, the Company Common Stock) that the Holder purchases or with respect to which the Holder otherwise acquires beneficial ownership (including by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like) shall be considered Subject Shares and subject to each of the terms and conditions of this Agreement; and

               (b) during the period between the date hereof and the Expiration Date, Holder shall not cause or permit any Transfer (as defined below) of any of the Subject Shares to be effected unless each Person to which any of such Subject Shares, or any interest in any of such Subject Shares, is or may be transferred shall have: (i) executed a counterpart of this Voting Agreement and proxy in the form attached hereto as Exhibit A; and (ii) agreed to hold such Subject Shares (or interest in such Subject Shares) subject to all terms and provisions of this Voting Agreement. A Person shall have been deemed to have effected a "Transfer" of such security if such Person, directly or indirectly, (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security, or (ii) enters into an agreement or commitment contemplating the grant of an option with respect to or sale, pledge, encumbrance, transfer or disposition of such security or any interest therein.

               (c) during the period between the date hereof and the Expiration Date, Holder shall ensure that (i) none of the Subject Shares is deposited in a voting trust; and (ii) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Shares.

               (d) immediately after execution of this Voting Agreement, Holder shall instruct the Company to cause each certificate of Holder evidencing the Subject Shares to bear a legend in substantially the following form:


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                      THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE
                      SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT DATED APRIL 29, 1999, AS IT MAY BE AMENDED, EXECUTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

               (e) subject to the consummation of the Merger and effective immediately prior to the Effective Time, to (i) accept, in exchange for such Holder's shares of Company Preferred Stock, the consideration to which such Holder is entitled pursuant to Section 2.5(c) of the Merger Agreement, and (ii) waive such Holder's right to receive any amounts for such shares of Company Preferred Stock to which Holder would have otherwise been entitled under Section 2(d)(i) of Article IV of the Company's Amended and Restated Certificate of Incorporation, as in effect on the date hereof.

        Section 7. Termination. This Agreement shall terminate on the earlier of
(a) the Effective Time, (b) at any time upon written notice by Parent to the Holder terminating this Agreement, and (c) the date on which the Merger Agreement is validly terminated (such earlier date being referred to herein as the "Expiration Date").

        Section 8. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telecopy or by registered or certified mail (postage prepaid, return receipt requested) or by overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8):

               if to Parent:

               BOX HILL SYSTEMS CORP.
               161 Avenue of the Americas
               New York, NY 10013
               Attn: Philip Black

               with a copy to:

               Herrick, Feinstein LLP
               Two Park Avenue
               New York, New York 10016
               Telecopier No: (212) 889-7577
               Attention: Irwin A. Kishner, Esq.

               if to the Holder:

               --------------------------

               --------------------------

               --------------------------


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               with a copy to:

               Cooley Godward LLP
               4365 Executive Drive, Suite 1100
               San Diego, CA 92121
               Telecopier No: (619) 453-3555
               Attention: Thomas A. Coll, Esq.

        Section 9. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Expiration Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Parent and the Holder or in the case of a waiver, by the party against whom the waiver is to be effective.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        Section 10. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

        Section 11. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and with respect to the Holder, his or her respective heirs, legal representatives and permitted successors and assigns, provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto except that Parent may assign all or any of its rights to any Affiliate thereof.

        Section 12. Non-Survival of Representations and Warranties. All representations, warranties and agreements made by Holder and Parent in this Voting Agreement shall promptly terminate upon the Expiration Date.

        Section 13. Indemnification. Without in any way limiting any of the rights or remedies otherwise available to Parent, Holder shall hold harmless and indemnify Parent from and against any damages suffered or incurred by Parent and that arise from any breach of any representation, warranty or agreement of Holder contained herein.

        Section 14. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.


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        Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing agreements made wholly within the State of New York, without reference to the principles of conflict of laws.

        Section 16. Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY ALLEGED TORTIOUS CONDUCT BY ANY PARTY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE PARTIES HERETO.

        Section 17. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that, in addition to any remedy to which they are entitled at law or in equity, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement without the need to post a bond or prove special damages.

        Section 18. Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to April 29, 1999.

        Section 19. Entire Agreement. This Agreement and the related irrevocable proxy constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous agreements and understandings with respect to the subject matter hereof. Each party acknowledges and agrees that no other party hereto makes any representations or warranties, whether express or implied, other than the express representations and warranties contained herein.

        Section 20. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.



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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement, or caused this Agreement to be duly executed and delivered by their respective authorized officers, as of the day and year first above written.

                                       BOX HILL SYSTEMS CORP.


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       THE HOLDER



                                       By: ____________________________________
                                           Name:

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                                   SCHEDULE I



HOLDER         NUMBER OF SUBJECT SHARES OPTIONS, WARRANTS, ETC.



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                                                                       EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

                                IRREVOCABLE PROXY

        The undersigned stockholder of ARTECON, INC., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by law) appoints and constitutes Benjamin Monderer of BOX HILL SYSTEMS CORP., a New York corporation ("Parent"), and Carol Turchin of Parent, in their respective capacities as officers of Parent, and any individuals who shall hereafter succeed to such offices, and Parent, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of Company Capital Stock (as described in the Voting Agreement, dated as of April 29, 1999 (the "Voting Agreement")) beneficially owned by the undersigned, which shares are listed on the final page of this Irrevocable Proxy, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof or which the undersigned may acquire after the date hereof (collectively, the "Shares"), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies shall be given.

        This proxy is irrevocable (to the full extent permitted by law), shall be deemed to be coupled with an interest, and is granted in connection with the Voting Agreement and in consideration of Parent entering into the Agreement and Plan of Merger, dated as of April 29, 1999 (the "Merger Agreement"), among Parent, BH ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Parent, and the Company. This proxy shall terminate on the Expiration Date (as defined in the Voting Agreement).

        The attorneys and proxies named above shall be empowered at any time prior to termination of the Voting Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting in favor of the approval and adoption of the Merger Agreement and approval of the Merger and in favor of any matter that could reasonably be expected to facilitate the Merger. The undersigned may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives and permitted successors and assigns of the undersigned.

        If any term or other provision of this proxy is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this proxy shall nevertheless remain in full force and effect so long as the economic


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or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this proxy so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

        This proxy is irrevocable.





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Dated: ________, 1999


THE HOLDER


        Signature of Shareholder:_____________________________________
        Print name of Shareholder:


Shares beneficially owned: __________ shares of Company Common Stock

                           __________ shares of Company Preferred Stock